SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2000

CHEC FUNDING, LLC
(Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-93255 (Commission File Number)	75-2851805 (IRS Employer Identification No.)

2728 North Harwood Street, Dallas, Texas 75201
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code: (214) 981-5000

              Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

23.1	Consent of PricewaterhouseCoopers LLP

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEC FUNDING, LLC By: /S/ JEFFREY B. UPPERMAN Name: Jeffrey B. Upperman Title: Vice President

Date: December 8, 2000

EXHIBIT INDEX

Exhibit

23.1	Consent of PricewaterhouseCoopers LLP